Item 1: Report to Shareholders

Tax-Efficient Multi-Cap Growth Fund	August 31, 2007

The views and opinions in this report were current as of August 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks rose moderately in the six-month period ended August 31, 2007, but shares fell from record levels in the latter portion of our reporting period. Nevertheless, equities recovered from the sharp late-July/early-August downdraft. Tax-free municipal securities struggled at the same time, as investors flocked to Treasuries amid concerns that increasing mortgage defaults and delinquencies, tighter lending conditions, and a liquidity squeeze in the asset-backed commercial paper market would lead to a significant economic slowdown. In an attempt to stabilize the financial markets with increased liquidity, the Federal Reserve reduced the discount rate in mid-August and added billions of dollars to the banking system on several occasions.

HIGHLIGHTS

• U.S. stocks rose moderately but tax-free municipal securities struggled in the six-month period ended August 31, 2007.

• Although the Tax-Efficient Funds generally lagged their benchmarks in the last six months, we are encouraged by the continued performance improvement of growth stocks—the foundation of our equity strategies—relative to value.

• Our investment philosophy remains constant, even when investors are aggressively speculating or, as in the more recent past, fleeing equity market volatility. Our steady, long-term investment approach is not predicated on timing a relative performance cycle.

• There will be tougher times ahead for the economy and the financial markets following a multiyear stretch of strength and speculation. We believe the portfolios are well positioned for a less forgiving environment.

A strong global economy that has been awash in liquidity has led to many excesses in the capital markets. Years of weak lending standards for mortgages and corporate activities has created serious challenges. A merger boom added an accelerant to the speculative environment. During this risk-seeking period, we have maintained our discipline and continued to invest in quality growth stocks in a patient manner. Although the T. Rowe Price Tax-Efficient Funds generally lagged their benchmarks in the last six months, we are encouraged by the continued performance improvement of growth stocks—the foundation of our equity strategies—relative to value. Historically, we have had strong relative performance during tough capital market periods, and we believe the portfolios are well positioned for a less forgiving environment.

MARKET ENVIRONMENT

The economy expanded at an annualized rate of 4% in the second quarter of 2007, rebounding soundly from a yearlong slowdown that was driven primarily by housing market weakness. However, economic growth and consumer activity for the rest of the year seem likely to be more sluggish due to the deepening downturn in residential real estate, a slower pace of job growth, and generally stricter lending standards.

As shown in the graph, yields of high-quality municipal securities with various maturities generally increased through June as the economy showed signs of strengthening and the likelihood of a Fed rate cut seemed remote. In the last two months of our reporting period, Treasury bond prices surged and yields tumbled in response to the revelations of subprime mortgage-related losses suffered by hedge funds, institutional investors, and financial firms. Municipal securities failed to participate in this flight to quality; in fact, municipals, despite reasonably good fundamentals, suffered their worst performance relative to Treasuries in about two decades, as nontraditional municipal investors, such as hedge funds and tender option bond programs, sold their holdings. The outperformance of Treasuries helped taxable bonds surpass their tax-free counterparts in the last six months: The Lehman Brothers U.S. Aggregate Index returned 1.54% versus -0.57% for the Lehman Brothers Municipal Bond Index.

U.S. stocks produced moderate gains in the last six months. Large-cap shares surpassed their smaller peers: The S&P 500 Index returned 5.70% versus 0.54% for the Russell 2000 Index. We have a healthy respect for mean reversion. When a sector, investment style, or asset class has extraordinary returns relative to longer-term averages, the trend eventually reverses, and areas that have underperformed have an opportunity to shine. For some time, we have discussed the strong performance of smaller companies relative to large ones and the value style versus growth. It is notable that these trends are beginning to revert to the mean.

As shown in the table below, growth stocks have materially outperformed value across all market capitalizations in the most recent 6- and 12-month periods. In part because of their improved performance over the last year, growth stocks were neck-and-neck with value among small- and mid-cap names over the last five years. One of the fascinating aspects of mean reversion in the capital markets is that trends overshoot for extended periods and appear irresistible, but the reversion can occur rather quickly.

Although the longer-term underperformance of large-cap and growth stocks seems to be coming to an end, consider some other five-year trends that have yet to show signs of reversing:

• International stocks, particularly emerging market equities, have trounced domestic shares. The MSCI EAFE Index, a broad measure of large-cap stocks in Europe, Australasia, and the Far East, has outperformed the large-cap S&P 500 Index by about 8% per year on average, while the MSCI Emerging Markets Index has crushed the S&P 500 by more than 21% per year on average.

• Within the U.S. market, mid-cap stocks, as measured by the Russell Midcap Index, have outperformed the S&P 500 and the Russell 2000 Index by an average of about 5.8% and 1.2%, respectively.

• In addition, cyclical stocks in the energy, materials, and industrials and business services sectors have outperformed traditional growth sectors, such as health care and information technology, by a wide margin. A material factor in our recent relative underperformance has been strong commodity prices. We believe commodity prices are unpredictable and that trying to forecast them is an endeavor in which we would have no advantage. Since the inception of the funds, our focus has been to find differentiated businesses with sustainable competitive advantages.

We do not know how long these trends will persist, but asset classes that have had years of superior relative returns tend to be driven to illogical levels and will eventually correct, while sectors that have materially lagged will eventually perform better, as investors begin to appreciate their underlying value. Consequently, we expect that our focus on quality growth stocks will be rewarded soon, after having endured an extended relative performance drought.

INVESTMENT PHILOSOPHY

Our investment philosophy remains constant, even when investors are aggressively speculating or, as in the more recent past, fleeing equity market volatility. Our steady, long-term investment approach is not predicated on timing a relative performance cycle. We think investing in high-quality businesses at attractive valuations never goes out of style, though relative performance will be bumpy. Nevertheless, we believe that the performance of the Tax-Efficient Funds through a full capital market cycle will be very competitive on a pretax basis and superior on an after-tax basis.

Before we discuss our investment strategy and each fund’s performance, we would like to welcome new shareholders, thank long-term investors for their support, and summarize for all shareholders the principles that guide our management of the funds.

• The Tax-Efficient Funds invest in stocks of growth companies that have strong prospects and are market leaders within their niches. Tax-Efficient Balanced and Tax-Efficient Growth invest primarily in large-cap growth stocks (the former also purchases municipal bonds), and Tax-Efficient Multi-Cap Growth emphasizes small- and mid-cap growth companies. Consequently, we have less cyclical and commodity exposure than other funds.

• Our objective is to produce the best after-tax returns. To minimize capital gain distributions, we plan to own our companies for a long time, so we focus on those with strong, sustainable market positions and high returns on capital. Several studies have shown that, over long periods, there is a substantial difference between pretax and after-tax returns. A recent Lipper analysis found that taxable equity mutual fund investors’ returns have been reduced by an average of 1.4% per year over the last 10 years because of taxes.

• We keep our cash position low and stay almost fully invested because we believe successful market timing is virtually impossible.

• Although we may make new purchases opportunistically, we will not trade opportunistically or rotate from one sector to another in an attempt to capture short-term outperformance.

• We purchase stocks that meet our criteria even though it may be evident that time and patience will be required before an investment pays off. As a result, each fund’s short-term performance will frequently deviate, both positively and negatively, from that of competing funds focused on pretax returns.

• We prefer to let our winners run, and we try not to realize capital gains unless a company’s long-term outlook has deteriorated materially. In addition, we will sell investments that have declined and accumulate tax losses that can be used to offset future gains that would otherwise be taxable.

CHARACTERISTICS OF THE FUNDS

We structure and manage the Tax-Efficient Balanced Fund’s equity portfolio and the Tax-Efficient Growth Fund so that they are more growth oriented than the S&P 500 Index. As you can see in the portfolio characteristics tables on page 9 and on page 12, our large-cap equity portfolios have higher price/earnings (P/E) ratios and projected long-term growth rates than the S&P 500, as well as lower dividend yields. The tables also show that each large-cap portfolio’s return on equity (ROE) materially exceeds the S&P 500’s 20.1% ROE. A high and sustainable ROE is one of the most important characteristics we consider when researching potential investments and reviewing our current holdings. Our intention is to maintain portfolios of quality companies with strong profitability that should mostly keep up with the broad market when stocks are rising and hold up better than the market during more difficult periods for equities.

The Tax-Efficient Multi-Cap Growth Fund, as shown in the table on page 14, has characteristics that are comparable to those of the Russell Midcap Growth Index, such as its projected and historical earnings growth rate and dividend yield. The fund’s 18.4 P/E ratio is a bit higher than the benchmark’s 17.1 P/E; its 20.7% ROE, while lower than the index’s 21.6% ROE, is still very high. (The Russell index’s higher ROE reflects its greater exposure to cyclical companies with near-peak profitability, which is unlikely to last as the economy decelerates.) The fund’s investment-weighted median market capitalization is about $9.5 billion, which is greater than the benchmark’s $8.1 billion median market cap as of August 31.

Unlike most small- and mid-cap portfolios, however, the multi-cap growth fund is managed to be tax-efficient, and we do not sell successful investments when their market capitalizations become too large. As many of the fund’s holdings grow, hopefully, into bigger companies over time, we will maintain our mid-cap orientation by directing new purchases to mid-cap companies. At the end of August, the fund was well diversified across approximately 270 companies (compared with about 120 for the Tax-Efficient Growth Fund). This broad diversification reflects the fact that smaller companies are earlier in their life cycles than larger ones, and therefore a higher failure rate should be expected. We will eliminate those that falter and reinvest the proceeds into companies that appear to have better long-term prospects.

The Tax-Efficient Attributes table shows each fund’s tax-efficiency ratio, which is calculated by dividing each fund’s after-tax return by its pretax return for the period from its inception through August 31, 2007. The Tax-Efficient Multi-Cap Growth Fund’s 100% tax-efficiency ratio indicates that the fund has made no taxable dividend or capital gain distributions since its inception. Tax-Efficient Balanced and Tax-Efficient Growth have made small distributions of taxable dividends since their inception, but no capital gain distributions, and their tax-efficiency ratios remain very close to 100%. Given each fund’s high degree of tax efficiency, the performance of each fund versus its benchmarks and tax-blind portfolios looks better on an after-tax basis than on a pretax basis.

The table also shows the value of each fund’s tax capital loss carryforward (as a percentage of net assets) accumulated through the end of our fiscal year. We can use these losses in the future to offset capital gains that each fund may realize so they are not passed on to shareholders, as many other funds are likely to do at the end of this year.

In addition, the table shows each fund’s turnover in percentage terms for the last 12 months. These turnover rates are substantially lower than those of other funds investing in growth companies and are evidence of our buy-and-hold strategy and our focus on longer-term fundamentals. In fact, the turnover rates for the Tax-Efficient Balanced and Multi-Cap Growth Funds suggest that each fund’s average holding period for a given security is about five years, whereas the Tax-Efficient Growth Fund’s turnover rate suggests an eight-year holding period. For frame of reference, in the one-year period ended August 31, 2007, the typical large-cap growth portfolio had a 97% turnover rate, while the average mid-cap growth portfolio’s turnover rate was 118%. (Source: Morningstar Principia.)

PORTFOLIO ACTIONS

Although growth stocks are beginning to show improving relative performance, we continued to find new investment candidates for the Tax-Efficient Funds and added to various holdings in the last six months. For example, in the health care sector, which has lagged economically sensitive sectors for several years, we added pharmaceutical and medical device company Allergan to Tax-Efficient Balanced and purchased additional shares of biotech company Gilead Sciences for the Tax-Efficient Balanced and Growth Funds. Also, we bought more shares of Swiss drug company Novartis, Merck, and pharmacy benefits manager Medco Health Solutions for Tax-Efficient Growth. In addition, we established positions in Elan, which has some promising drugs in development, especially one concerning Alzheimer’s, and in biotechnology companies Theravance, Illumina, and Medarex in the Tax-Efficient Multi-Cap Growth Fund. We also added to our stakes in health care plan providers Health Net and CIGNA, drug maker Cephalon, and life sciences company Charles River Laboratories. (Please refer to each fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

The information technology sector, which, like health care, has lagged cyclical sectors for some time, continues to offer excellent long-term investment opportunities at reasonable valuations. In our large-cap portfolios, we increased our exposure to PC maker Dell; for Tax-Efficient Growth, we also bought more shares of semiconductor company Xilinx, software company Autodesk, and industry bellwethers Microsoft and Cisco Systems. For the Tax-Efficient Multi-Cap Growth Fund, we added graphic design services company VistaPrint, disk drive maker and data storage company Seagate Technology, Western Union, and software company Citrix Systems to the portfolio. We also added to existing positions in Linux software company Red Hat and FLIR Systems, which makes infrared imaging cameras for commercial and military use.

The financials sector has struggled for much of the year due to growing credit concerns, but this has provided an excellent opportunity to buy shares of great companies in the sector, some of which have excellent fundamentals but were discarded hastily by investors with short time horizons. For all three Tax-Efficient Funds, we added shares of commodities futures exchange Nymex Holdings, which has an excellent business model and strong management. For Tax-Efficient Growth, we also purchased more shares of asset managers UBS and State Street, insurer AIG, and credit rating agency Moody’s. For Tax-Efficient Multi-Cap Growth, we bought more shares of regional bank City National and added insurer Aon and online options broker optionsXpress to the portfolio.

TAX-EFFICIENT BALANCED FUND

Your fund returned 1.54% in the first half of our fiscal year and a much stronger 7.13% in the 12-month period ended August 31, 2007. As shown in the Performance Comparison table on page 9, the fund modestly lagged a hypothetical portfolio that is 48% S&P 500 Index and 52% municipal bonds in both periods. Although our municipal bond portfolio fared about the same as the Lehman Brothers Municipal Bond Index, our equity portfolio trailed the S&P 500, which is a blend of growth and value stocks. The fund lagged its Lipper benchmark in both periods because it is more conservative than other balanced funds with greater exposure to equities and because municipal securities lagged taxable bonds.

Equity Portfolio
In the first half of our fiscal year, the performance of the fund’s equity portfolio (which we structure and manage like the Tax-Efficient Growth Fund) lagged the typical large-cap growth portfolio (as measured by the Lipper Large-Cap Growth Funds Index) and the S&P 500 primarily because we underweighted the energy sector, which was one of the market’s strongest segments. Energy stocks have had a monstrous run over the last five years; accordingly, it is difficult to find investors who are not bullish and do not expect this trend to continue. Our low exposure to the sector reflects our preference for differentiated businesses that are not highly leveraged to commodity prices, such as Schlumberger, which did perform very well. Underweighting the industrials and business services sector also detracted from our performance, as did weak stock selection, especially staffing firm Robert Half International. In addition, poor performance of biotechnology company Amgen and several of our pharmaceutical stocks in the health care sector limited our gains. On the plus side, good stock selection in the struggling financials sector, such as capital markets companies Franklin Resources and Charles Schwab, helped our results.

For the 12-month period ended August 31, the equity portfolio’s performance lagged that of the typical large-cap growth portfolio and the S&P 500 for many of the same reasons that hurt the portfolio’s six-month results. Underweighting energy limited our gains. Weak stock selection among pharmaceutical stocks, such as AstraZeneca, also hurt our results. In addition, underweighting industrials and owning companies with sluggish market performance detracted, but good stock selection among capital markets companies, such as CBOT Holdings, which was acquired by CME Group following an intense bidding war, was beneficial.

Municipal Bond Portfolio
New municipal issuance for the first eight months of 2007 totaled more than $290 billion, according to The Bond Buyer. Despite a sharp drop in issuance in August, new supply for 2007 could surpass the $408 billion record set in 2005. Demand for tax-free securities dried up temporarily in August as investors flocked to Treasury securities, but municipals enjoyed some renewed buying interest after our reporting period.

In direct contrast to other periods, many of our best-performing holdings were shorter-term, high-quality municipal securities. The short end of the municipal yield curve responded more closely to the rally in Treasuries, while lower-quality, long-term positions lagged the broader market.

For most of the last six months, particularly as financial market volatility increased, we kept the bond portfolio’s interest rate sensitivity and weighted average maturity comparable to those of the Lehman Brothers Municipal Bond Index. We added selectively to several sectors that fell out of favor during the period. Most notably, we increased our exposure to hospital revenue bonds, as this sector presented a good opportunity to increase the yield of the bond portfolio. In fact, several of our hospital revenue positions were top performers.

We continued to add to our positions in long-term and lower-quality municipal securities as cash flow permitted. While lower-quality issues suffered during the summer, we purchased several with attractive yields that we believe will be favorable for the bond portfolio’s long-term performance. Overall, the portfolio’s quality remains high at AA+, and this high-quality bias overall helped the portfolio’s relative returns.

TAX-EFFICIENT GROWTH FUND

Your fund returned 4.38% in the first half of our fiscal year and a much stronger 13.80% for the 12-month period ended August 31, 2007. As shown in the Performance Comparison table, the fund lagged the S&P 500 Index, which is a blend of growth and value stocks, and the Lipper Large-Cap Growth Funds Index in both periods.

We believe it is best to evaluate our relative results over longer periods because of our steady buy-and-hold approach and long-term investment horizon. For the period from the fund’s inception on July 30, 1999, through August 31, 2007, Lipper placed the fund in the top 30% of its large-cap growth funds universe. (Based on cumulative total return, Lipper ranked the Tax-Efficient Growth Fund 599 out of 727, 354 out of 506, and 95 out of 325 funds for the one-year, five-year, and since-inception periods ended August 31, 2007, respectively. Past performance cannot guarantee future results.)

In the last six months, fund performance was hurt by weakness among our information technology holdings. For example, owning chip companies Maxim Integrated Products and Xilinx limited our gains. Poor performance of online employment solutions company Monster Worldwide also worked against us. Relative to the S&P 500, our energy sector underweight stunted our performance, but good stock selection among financials, especially asset managers and commodity futures exchanges, was advantageous. Relative to other large-cap growth portfolios (as measured by the Lipper Large-Cap Growth Funds Index), fund performance was hindered by weakness in biotech company Amgen and by underweighting the materials sector, which was one of the best-performing sectors in the last six months. Materials companies, like energy stocks, have performed well for years, and our low exposure to the sector reflects our preference for differentiated businesses such as Ecolab, a global developer and marketer of premium cleaning and sanitizing products for business customers.

For the 12-month period ended August 31, the fund’s total return was hurt by the sluggish performance of our information technology holdings. We were not rewarded for favoring quality companies, such as Yahoo!, or for emphasizing semiconductor businesses with strong business models and reasonable valuations, such as Linear Technology. On the plus side, our positions in asset managers and commodity futures exchanges reaped good results. We favor well-managed capital markets companies in the financials sector because we believe they offer a good risk/reward trade-off.

At the end of August, we were overweighted in the information technology, financials, and consumer staples sectors relative to other large-cap growth portfolios. We continue to believe that these sectors offer some of the best growth companies with strong franchises and attractive valuations. Relative to the S&P 500 Index, we emphasized traditional growth sectors—information technology, health care, and consumer discretionary—but underweighted the financials, industrials and business services, energy, and materials sectors. We owned no utilities and only one telecommunication services company (American Tower Systems) at the end of our reporting period because businesses with good growth prospects and high, sustainable returns on equity are not usually found in these areas.

TAX-EFFICIENT MULTI-CAP GROWTH FUND

Your fund returned 5.59% in the first half of our fiscal year and a more robust 17.72% for the 12-month period ended August 31, 2007. As shown in the Performance Comparison table, the fund narrowly surpassed the Russell Midcap Growth Index in the last six months but trailed its Lipper benchmark. The fund lagged both benchmarks over the last year.

In the first half of our fiscal year, the fund outperformed its Russell benchmark thanks to good performance of our holdings in the consumer staples sector, such as CVS Caremark, and in the health care sector, such as life sciences company Ventana Medical Systems. Underweighting the lagging pharmaceutical industry was also beneficial. Our performance advantage was limited, however, by poor performance of logistics company UTi Worldwide and American Reprographics in the industrials and business services sector. Weak stock selection among semiconductor companies and poor performance of Yahoo! also worked against us. Relative to other mid-cap growth portfolios, our results were restrained by sluggish performance of our holdings in the industrials and business services, information technology, and consumer discretionary sectors. Underweighting the strong materials sector also detracted.

For the 12-month period ended August 31, the fund lagged its benchmarks because we underweighted the industrials and business services sector and because our holdings did not perform as well as companies we did not own. We prefer businesses that are less cyclical, such as commercial services, whereas more cyclical companies—which have higher valuations following several years of strong performance—did better, helped by momentum investing. Similarly, underweighting the materials sector, which fared best over the last year, and relatively weak performance of our holdings hindered our return potential. We focus on materials companies that improve upon an underlying commodity, such as paint and coatings producer Valspar and business cleaning products maker Ecolab. On the plus side, good stock selection among health care and information technology companies helped our performance relative to the Russell benchmark, but our technology and consumer discretionary stock selection held back our performance versus other mid-cap growth portfolios.

At the end of August, we were overweighted in the health care and financials sectors relative to competing mid-cap growth portfolios and to the Russell Midcap Growth Index. We believe these sectors offer some of the best mid-cap growth opportunities for long-term investors. Our technology allocation is comparable to that of our benchmarks, but we underweighted the energy sector relative to both indexes. We own very few utilities, materials, and telecommunication services businesses because mid-cap companies with good growth prospects and high, sustainable returns on equity are not usually found in these areas.

OUTLOOK

Simply put, “the party is over.” There will be tougher times ahead for the economy and the financial markets following a multiyear stretch of strength and speculation. Indeed, weak employment and housing market data have strengthened the impression that downside risks to the economy are mounting as a result of ongoing financial market dislocations.

We believe that the era of excesses—such as loose lending standards and practices, risk-seeking investment behavior, and a boom in mergers and leveraged buyouts, several of which make little economic or business sense—has come to an end and that we are entering a period in which these “sins” and their consequences will be addressed. Going forward, credit standards are likely to be tighter than normal, investors are likely to pay more attention to the possibility of financial losses, and merger activity could be subdued. It is unlikely that the “hangover” will last for just a few weeks. It will take some time for these issues to be resolved.

The recent sell-off in tax-free securities and the widening of credit spreads between higher- and lower-quality municipal securities was driven by a flight to safety, rather than credit concerns. In light of generally favorable fundamentals for the municipal market, municipals now offer more compelling values relative to taxable bonds, in our view, particularly for investors in the highest tax brackets. As always, we will continue to rely upon our dedicated proprietary research to uncover the best risk-adjusted credit opportunities available and selectively invest in attractive income-producing investments.

As our longer-term investors know, we do not make investment decisions predicated on economic forecasts, nor do we attempt to time the markets. We are quite comfortable with the composition of the Tax-Efficient Funds and believe that investors are becoming more amenable to what we value: quality companies with good business models, strong managements, and favorable long-term prospects. We remain committed to finding and buying attractively valued growth companies for the portfolios, as well as maintaining a high degree of tax efficiency and having strong after-tax returns by investing for the long term.

Respectfully submitted,

Donald J. Peters
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund
Chairman of the Investment Advisory Committee,
Tax-Efficient Growth and Tax-Efficient Multi-Cap Growth Funds

Hugh D. McGuirk
Cochairman of the Investment Advisory Committee,
Tax-Efficient Balanced Fund

September 20, 2007

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

RISKS OF BOND INVESTING (TAX-EFFICIENT BALANCED FUND)

Like all bonds, municipal bonds have two main sources of risk: interest rate and credit risk. Interest rate risk is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter-term maturities. Credit risk is the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. To the extent that we invest in junk bonds, credit risk will be higher since their issuers are more vulnerable to financial setbacks and recession than more creditworthy companies.

Municipal bonds are also subject to the possibility that tax reform or lower overall taxes may reduce their value or that individual issuers will be unable to meet their obligations due to problems in that state or locality.

GLOSSARY

Average company yield: Investment-weighted average yield of the underlying company yields. Individual company yields are calculated by dividing the estimated annual dividends per share by the current price.

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Historical growth five years (least squared): Least squared growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding multiplied by current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lehman Brothers Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Lipper indices: Consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A ratio that shows the “multiple” of earnings at which a stock is selling. It is calculated by dividing a stock’s current price by its current earnings per share. For example, if a stock’s price is $60 per share and the issuing company earns $2 per share, the P/E ratio is $60/$2, or 30.

Projected long-term growth (IBES): Long-term projected earnings per share growth rate based on IBES estimates.

Return on equity (ROE): Calculated by dividing a company’s net income by shareholders’ equity (i.e., the company’s book value), ROE measures how much a company earns on each dollar that common stock investors have put into that company. ROE indicates how effectively and efficiently a company and its management are using stockholder investments. Excluding charges refers to the earnings figure used in the calculation. It represents earnings before extraordinary items and discontinued operations.

Russell 1000 Index: Measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index: Measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index: Measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2000 Growth Index: Measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Index: Measures the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Growth Index: Measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell Midcap Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Stock Index: Tracks the stocks of 500 primarily large U.S. companies.

Tender option bonds: Obligations that grant the bondholder the right to require the issuer (or a specified third party acting as agent for the issuer) to purchase the bonds, usually at par, at a specified time or times prior to maturity or upon the occurrence of certain events or conditions.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter-and longer-term securities.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Tax-Efficient Multi-Cap Growth Fund

6 Months Ended 8/31/07

Best Contributors		Worst Contributors	
Baidu.com	7¢	Moody's	-4¢
Smith International	4	Yahoo!	-2
Amazon.com	4	Monster Worldwide	-2
Ventana Medical Systems**	4	Cognizant Technology Solution	-2
Intuitive Surgical	4	McGraw-Hill	-2
CBOT Holdings**	3	Lennar	-2
NAVTEQ	3	Moneygram International	-2
Wynn Resorts	3	Lazard	-2
Express Scripts	3	Lamar Advertising	-1
Baker Hughes	3	AMBAC Financial Group	-1
Total	38¢	Total	-20¢

12 Months Ended 8/31/07

Best Contributors		Worst Contributors	
Baidu.com*	8¢	Moody's	-4¢
CBOT Holdings**	7	Varian Medical Systems	-2
Wynn Resorts	5	Moneygram International	-2
Franklin Resources	5	Yahoo!	-2
Amazon.com	5	Shuffle Master**	-2
Tiffany	4	BJ Services	-2
Celgene	4	Lennar	-1
Hilton Hotels**	4	Corporate Executive Board	-1
Smith International	4	AMBAC Financial Group	-1
Las Vegas Sands	4	Red Hat	-1
Total	50¢	Total	-18¢

* Position added.
** Position eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 99.9%		
CONSUMER DISCRETIONARY 17.6%		
Auto Components 0.1%		
Wabco Holdings	1,000	45
		45
Automobiles 0.7%		
Harley-Davidson	2,000	107
Thor Industries (1)	2,000	88
Winnebago (1)	2,500	67
		262
Diversified Consumer Services 1.0%		
Apollo Group, Class A (1)(2)	1,900	111
Devry (1)	1,500	52
ITT Educational Services (1)(2)	2,000	220
		383
Hotels, Restaurants & Leisure 6.0%		
Boyd Gaming (1)	2,000	82
Carnival	1,500	68
Choice Hotels International (1)	5,000	187
International Game Technology (1)	7,300	279
Las Vegas Sands (1)(2)	3,800	379
Marriott, Class A	8,400	373
Royal Caribbean Cruises (1)	500	19
Starbucks (2)	4,600	127
Starwood Hotels & Resorts Worldwide	1,500	92
The Cheesecake Factory (1)(2)	1,649	41
Tim Hortons (1)	2,000	66
WMS Industries (1)(2)	1,500	44
Wynn Resorts (1)	3,500	433
Yum! Brands	6,000	196
		2,386

Household Durables 0.2%		
Lennar, Class A	2,400	68
		68
Internet & Catalog Retail 0.6%		
Amazon.com (1)(2)	3,000	240
		240
Leisure Equipment & Products 0.2%		
Mattel	3,500	76
		76
Media 3.8%		
Clear Channel Outdoor, Class A (1)(2)	5,600	142
Focus Media Holding, ADR (1)(2)	5,300	214
Lamar Advertising (1)	3,900	206
McGraw-Hill (1)	4,600	232
Meredith	2,000	112
Omnicom	4,600	234
Scripps, Class A (1)	1,700	70
Shaw Communications, Class B	4,000	93
WPP Group, ADR (1)	3,200	228
		1,531
Multiline Retail 0.3%		
Family Dollar Stores (1)	3,800	111
		111
Specialty Retail 3.7%		
AnnTaylor Stores (1)(2)	2,000	63
Bed Bath & Beyond (1)(2)	3,800	132
Dick's Sporting Goods (1)(2)	2,000	130
O'Reilly Automotive (1)(2)	1,000	35
PetSmart (1)	2,500	87
Ross Stores (1)	3,900	108

Staples (1)	8,250	196
Tiffany	6,600	339
TJX (1)	5,800	177
TSC (1)(2)	1,000	48
Williams-Sonoma (1)	4,500	150
		1,465
Textiles, Apparel & Luxury Goods 1.0%		
Coach (2)	4,400	196
Nike, Class B (1)	4,000	225
		421
Total Consumer Discretionary		6,988
CONSUMER STAPLES 4.0%		
Beverages 0.4%		
Brown-Forman, Class B (1)	2,500	179
		179
Food & Staples Retailing 2.0%		
Costco Wholesale	1,000	62
CVS Caremark	16,984	642
Sysco	2,800	93
		797
Food Products 1.0%		
Hershey Foods (1)	2,300	107
McCormick	3,000	108
Wrigley (1)	2,875	167
		382
Household Products 0.3%		
Clorox	2,000	120
		120

Personal Products 0.3%		
Avon	3,700	127
		127
Total Consumer Staples		1,605
ENERGY 5.5%		
Energy Equipment & Services 4.3%		
Baker Hughes (1)	4,000	336
BJ Services (1)	5,000	124
Cameron International (1)(2)	2,000	164
Core Laboratories (1)(2)	2,500	280
FMC Technologies (2)	2,000	189
Grant Prideco (1)(2)	1,400	78
Smith International (1)	5,000	335
TETRA Technologies (1)(2)	1,000	20
Weatherford International (2)	3,000	175
		1,701
Oil, Gas & Consumable Fuels 1.2%		
Bill Barrett (1)(2)	1,000	35
CONSOL Energy (1)	1,000	40
Foundation Coal Holdings	1,000	34
Mariner Energy (1)(2)	2,500	52
Murphy Oil (1)	2,000	122
Ultra Petroleum (2)	1,300	69
Williams Companies	4,500	140
		492
Total Energy		2,193
FINANCIALS 14.4%		
Capital Markets 7.6%		
Affiliated Managers Group (1)(2)	500	57

Bank of New York Mellon	5,800	235
Blackrock (1)	1,300	202
Charles Schwab	13,600	269
Eaton Vance (1)	6,600	254
Federated Investors, Class B (1)	2,500	88
Franklin Resources	4,600	606
Janus Capital Group (1)	4,000	106
Lazard (1)	3,800	152
Legg Mason (1)	1,350	117
Lehman Brothers (1)	1,516	83
Northern Trust	6,000	369
optionsXpress Holdings (1)	1,500	35
SEI (1)	2,600	66
State Street (1)	5,100	313
TD Ameritrade Holding (1)(2)	3,700	67
		3,019
Commercial Banks 1.0%		
City National (1)	1,200	86
East West Bancorp (1)	2,000	71
SVB Financial Group (1)(2)	1,500	75
Synovus Financial	4,200	116
UCBH Holdings (1)	3,400	56
		404
Diversified Financial Services 3.5%		
CME Group (1)	900	499
Interactive Brokers, Class A (2)	1,000	27
IntercontinentalExchange (1)(2)	1,800	262
Moody's (1)	7,000	321
Nymex Holdings (1)	2,200	284
		1,393
Insurance 2.3%		
AFLAC	3,100	165

Ambac Financial Group (1)	1,600	101
Aon (1)	1,000	43
Arch Capital Group (1)(2)	2,000	144
Brown & Brown (1)	2,000	54
Markel (1)(2)	200	95
MBIA (1)	1,050	63
Progressive Corporation	4,000	81
RenaissanceRe Holdings	1,500	86
Willis Group Holdings	2,300	90
		922
Total Financials		5,738

HEALTH CARE 19.1%

Biotechnology 3.9%

Amgen (2)	616	31
Amylin Pharmaceuticals (1)(2)	1,000	49
Biogen Idec (2)	1,300	83
Celgene (1)(2)	6,000	385
Cephalon (1)(2)	1,800	135
Genzyme (2)	1,300	81
Gilead Sciences (1)(2)	16,000	582
Medarex (1)(2)	2,000	35
Theravance (1)(2)	3,000	94
Vertex Pharmaceuticals (1)(2)	2,000	78
		1,553

Health Care Equipment & Supplies 6.0%

American Medical Systems (1)(2)	4,500	83
ArthroCare (1)(2)	1,500	84
Becton, Dickinson	1,500	115
C R Bard	2,400	200
Dentsply International	3,800	150
Edwards Lifesciences (1)(2)	1,000	48

Gen-Probe (2)	1,000	64
Hologic (1)(2)	1,000	53
Intuitive Surgical (1)(2)	1,000	221
Invitrogen (1)(2)	1,200	93
ResMed (1)(2)	2,800	114
Respironics (1)(2)	2,500	119
St. Jude Medical (1)(2)	5,600	244
Stryker	5,400	361
Varian Medical Systems (2)	4,800	194
Zimmer Holdings (2)	3,300	259
		2,402

Health Care Providers & Services 6.3%

CIGNA	2,000	103
Coventry Health Care (1)(2)	4,125	237
DaVita (2)	2,200	127
Express Scripts (1)(2)	5,000	274
Health Net (2)	3,000	164
Healthways (1)(2)	2,000	100
Henry Schein (1)(2)	4,000	233
Humana (2)	2,000	128
Laboratory Corporation of America (2)	1,400	109
Lincare Holdings (2)	2,900	104
Medco (2)	2,500	214
Patterson Companies (2)	2,100	77
Quest Diagnostics (1)	1,700	93
UnitedHealth Group	1,640	82
WellPoint (2)	6,000	483
		2,528

Life Sciences Tools & Services 1.8%

Charles River Laboratories International (1)(2)	1,500	79
Illumina (1)(2)	2,000	96
Millipore (1)(2)	1,400	97

Qiagen NV (1)(2)	5,500	94
Techne (2)	3,400	214
Waters Corporation (2)	1,900	117
		697
Pharmaceuticals 1.1%		
Allergan (1)	4,536	272
Elan, ADR (2)	8,000	155
		427
Total Health Care		7,607
INDUSTRIALS & BUSINESS SERVICES 13.7%		
Aerospace & Defense 1.8%		
Alliant Techsystems (1)(2)	1,000	105
Empresa Brasiliera, ADR	3,500	158
Precision Castparts (1)	1,500	196
Rockwell Collins	3,600	248
		707
Air Freight & Logistics 1.4%		
C H Robinson Worldwide (1)	4,800	235
Expeditors International of Washington (1)	5,000	221
UTi Worldwide (1)	3,900	87
		543
Airlines 0.2%		
SkyWest (1)	3,000	75
Southwest Airlines	1,000	15
		90
Commercial Services & Supplies 4.3%		
American Reprographics (1)(2)	4,200	103
Avery Dennison	900	54
ChoicePoint (1)(2)	1,600	63

Cintas	700	26
Corporate Executive Board (1)	1,500	102
Dun & Bradstreet	1,500	146
Equifax (1)	2,500	96
HNI Corporation (1)	1,500	61
Manpower	1,800	126
Republic Services	7,750	241
Ritchie Bros Auctioneers	4,200	271
Robert Half International (1)	5,000	160
Stericycle (1)(2)	5,000	250
		1,699
Construction & Engineering 1.3%		
Fluor (1)	1,500	191
Foster Wheeler (2)	1,000	118
Quanta Services (1)(2)	7,000	198
		507
Electrical Equipment 0.9%		
AMETEK	3,450	138
General Cable (2)	1,500	87
Genlyte Group (2)	1,000	73
II-VI (1)(2)	2,500	78
		376
Industrial Conglomerates 0.9%		
McDermott International (2)	2,500	240
Roper Industries (1)	2,000	127
		367
Machinery 1.8%		
Danaher (1)	2,200	171
Donaldson (1)	2,600	99
Graco (1)	2,000	81
IDEX (1)	2,925	113

ITT (1)	1,800	122
Joy Global (1)	1,500	65
Pall	2,000	76
		727

Road & Rail 0.5%

Landstar Systems (1)	5,000	215
		215

Trading Companies & Distributors 0.6%

Fastenal (1)	2,000	91
W. W. Grainger	1,500	138
		229
Total Industrials & Business Services		5,460

INFORMATION TECHNOLOGY 20.4%

Communications Equipment 0.5%

Corning (1)	3,000	70
F5 Networks (1)(2)	3,000	105
Juniper Networks (1)(2)	500	16
		191

Computers & Peripherals 1.1%

EMC (1)(2)	11,000	216
Network Appliance (2)	4,200	117
Seagate Technology (1)	4,000	104
		437

Electronic Equipment & Instruments 0.8%

Dolby Laboratories, Class A (2)	3,700	135
FLIR Systems (1)(2)	2,000	98
Jabil Circuit (1)	2,500	56
National Instruments	950	30
		319

Internet Software & Services 3.7%		
Baidu.com, ADR (1)(2)	2,000	416
Digital River (1)(2)	1,500	70
eBay (2)	6,800	232
IAC/InterActiveCorp (1)(2)	2,750	76
Monster Worldwide (2)	4,500	154
Sina (2)	2,000	83
VeriSign (1)(2)	4,500	145
Vistaprint (1)(2)	2,500	82
Yahoo! (2)	9,000	205
		1,463
IT Services 3.2%		
Cognizant Technology Solutions (2)	4,000	294
Fidelity National Information	1,600	76
Fiserv (2)	1,700	79
Global Payments	1,000	39
Iron Mountain (1)(2)	7,099	201
Moneygram International (1)	5,300	113
Paychex	5,900	262
Perot Systems, Class A (1)(2)	2,000	31
Satyam Comp Services, ADR (1)	5,000	127
Western Union (1)	3,000	57
		1,279
Semiconductor & Semiconductor Equipment 5.0%		
Altera (1)	12,800	305
Analog Devices	3,500	129
Broadcom, Class A (1)(2)	6,000	207
Integrated Device Technology (2)	1,500	24
Linear Technology (1)	5,800	197
Marvell Technology Group (1)(2)	6,200	103
Maxim Integrated Products (1)	3,300	99
MEMC Electronic Materials (2)	2,000	123

Microchip Technology (1)	8,500	327
National Semiconductor (1)	6,500	171
Silicon Laboratories (1)(2)	2,500	92
Xilinx (1)	8,500	217
		1,994
Software 6.1%		
Activision (2)	5,333	104
Adobe Systems (2)	4,500	192
Autodesk (2)	5,600	259
Cadence Design Systems (1)(2)	3,600	78
Check Point Software Technologies (2)	2,700	63
Citrix Systems (2)	1,000	36
Cognos (1)(2)	3,000	120
Electronic Arts (2)	1,900	101
FactSet Research Systems (1)	2,300	138
Intuit (2)	8,400	229
Jack Henry & Associates (1)	2,500	66
McAfee (2)	5,500	197
NAVTEQ (2)	3,000	189
Red Hat (1)(2)	9,500	185
Salesforce.com (1)(2)	2,500	101
Symantec (1)(2)	11,000	207
Synopsys (2)	700	19
THQ (1)(2)	4,500	130
VMware, Class A (2)	300	21
		2,435
Total Information Technology		8,118
MATERIALS 1.9%		
Chemicals 1.5%		
Ecolab (1)	4,400	184
Monsanto	4,000	279

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $32,927)	$ 48,952
Affiliated companies (cost $37)	37
Total investments in securities	48,989
Dividends and interest receivable	26
Receivable for shares sold	14
Other assets	23
Total assets	49,052
Liabilities	
Obligation to return securities lending collateral	9,157
Payable for investment securities purchased	20
Investment management fees payable	19
Due to affiliates	11
Other liabilities	17
Total liabilities	9,224
NET ASSETS	$ 39,828
Net Assets Consist of:	
Undistributed net investment loss	$ (38)
Undistributed net realized loss	(3,897)
Net unrealized gain	16,025
Paid-in capital applicable to 3,013,561 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	27,738
NET ASSETS	$ 39,828
NET ASSET VALUE PER SHARE	$ 13.22

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Multi-Cap Growth Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 29, 2000. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective August 31, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning March 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At August 31, 2007, the value of loaned securities was $9,148,000; aggregate collateral consisted of $9,157,000 in the money market pooled trust, and U.S. Government Securities valued at $75,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $4,718,000 and $4,663,000, respectively, for the six months ended August 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2007.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2007, the fund had $5,132,000 of unused capital loss carryforwards, of which $142,000 expire in fiscal 2010, $3,882,000 expire in fiscal 2011, and $1,108,000 expire in fiscal 2012.

At August 31, 2007, the cost of investments for federal income tax purposes was $32,964,000. Net unrealized gain aggregated $16,025,000 at period-end, of which $16,156,000 related to appreciated investments and $131,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2007, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through June 30, 2008. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than June 30, 2010. Pursuant to this agreement, management fees in the amount of $14,000 were waived during the six months ended August 31, 2007. Including these amounts, management fees waived in the amount of $105,000 remain subject to repayment at August 31, 2007.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended August 31, 2007, expenses incurred pursuant to these service agreements were $49,000 for Price Associates, and $15,000 for T. Rowe Price Services, Inc., and $0 for T. Rowe Price Retirement Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees. During the six months ended August 31, 2007, dividend income from the T. Rowe Price Reserve Investment Funds totaled $2,000, and the value of shares of the T. Rowe Price Reserve Investment Funds held at August 31, 2007, and February 28, 2007, was $37,000 and $1,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the one-, three-, and five-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. The information also indicated that the fund’s expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 15, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 15, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 15, 2007